SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

For VT Core Equity Fund (the “Fund”)

Effective immediately, Ann M. Miletti is the sole portfolio manager for the VT Core Equity Fund. Ms. Miletti’s biographical description is included among the Portfolio Manager biographies listed for Wells Capital Management, as follows:

As Lead Portfolio Manager for the VT Core Equity Fund, Ms. Miletti is responsible for managing the fund, with principal responsibility for the day-to-day management and decision making for the fund. Ms. Miletti joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, she was with Strong Capital Management, Inc. since 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. Education: B.S., Education, University of Wisconsin - Milwaukee.

Also effective immediately, the second and third paragraphs under “Principal Investment Strategies” for VT Core Equity Fund are replaced with the following:

We invest in equity securities of large-capitalization companies that we believe are underpriced yet have attractive growth prospects. Our analysis is based on the determination of a company’s “private market value,” which is the price an investor would be willing to pay for the entire company. We determine a company’s private market value based upon several types of analysis. We carry out a fundamental analysis of a company’s cash flows, asset valuations, competitive situation and industry specific factors. We also gauge the company’s management strength, financial health, and growth potential in determining a company’s private market value. We place an emphasis on a company’s management, even meeting with management in certain situations. Finally, we focus on the long-term strategic direction of a company. We then compare the private market value as determined by these factors to the company’s public market capitalization, and invest in the equity securities of those companies where we believe there is a significant gap between the two.

We may sell an investment when its market price no longer compares favorably with the company’s private market value. In addition, we may choose to sell an investment where the fundamentals deteriorate or the strategy of the management or the management itself changes.

December 28, 2010	VT1120/P1411SP

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

For VT Core Equity Fund (the “Fund”)

Effective immediately, Ann M. Miletti is the sole portfolio manager for the VT Core Equity Fund.   The section “Portfolio Managers” beginning on page 42 of the Statement of Additional Information is amended to add the following information:

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”  Information presented regarding Total Assets Managed is as of September 30, 2010.

Wells Capital Management

Ann M. Miletti	Registered Investment Companies
	Number of Accounts	4
	Total Assets Managed	$453.53 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	18
	Total Assets Managed	$623.92 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Beneficial Ownership in the Funds.None of the Portfolio Managers of the other VT Funds in this SAI beneficially owned any of the Funds’ equity securities.

December 28, 2010